THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  Lincoln National Growth and Income Fund, Inc.

 Supplement dated June 23, 2000 to the Prospectus dated May 1, 2000, as supplemented May 1, 2000

This supplement describes certain changes to the Prospectus for the Lincoln National Growth and Income Fund, Inc. (the "Fund"). THE EFFECTIVE DATE OF THIS CHANGE IS JULY 1, 2000. The second paragraph of the section titled "Investment Adviser and portfolio manager" on page GI-3 is replaced in its entirety with the following:

     "On June 23, 2000, the Board of Directors of the Fund voted to terminate the sub-advisory relationship with Vantage Global Advisors, Inc. effective June 30, 2000, and to enter into a new sub-advisory relationship with Goldman Sachs Asset Management, a division of Goldman, Sachs & Co. ("Goldman Sachs") EFFECTIVE July 1, 2000. It is anticipated that a proxy statement explaining this situation in further detail will be mailed to all contract owners of record in September, 2000 and an Annual Meeting of the Stockholder will be held in October, 2000.

Goldman Sachs will be responsible for the day-to-day management of the Fund's securities investments. Goldman Sachs provides a wide range of discretionary investment advisory services including, quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of March 31, 2000, Goldman Sachs, along with other units in the Investment Management Division of Goldman, Sachs & Co., had assets under management of $267.8 billion. Goldman Sachs' quantitative equity team will have primary responsibility for the day-to-day management of the Fund. Goldman Sachs' investment team makes all recommendations and decisions regarding the purchase and sale of individual securities. The team consists of Melissa Brown, Kent A. Clark, Robert C. Jones, and Victor H. Pinter.

Melissa Brown is a Senior Quantitative Equity Portfolio Manager and has been with Goldman Sachs since 1998. Ms. Brown's primary responsibility is communicating CORE strategies, research, performance, etc., to existing and potential clients. Prior to joining Goldman Sachs, Ms. Brown was the director of Quantitative Equity Research at Prudential Securities for fifteen years and served on the firm's Investment Policy Committee. She graduated from The Wharton School of the University of Pennsylvania with a B.S. in Economics and received a M.B.A. in Finance from New York University. She is also a Chartered Financial Analyst.

Kent A. Clark is a Senior Quantitative Equity Portfolio Manager and has been with Goldman Sachs since 1992. Mr. Clark manages portfolios of U.S. and Global equities. Prior to joining Goldman Sachs, Mr. Clark was studying for a Ph.D. in finance at the University of Chicago where his research interests included the predictability of stock returns and foreign exchange risk hedging. Mr. Clark received a Bachelor of Commerce degree from the University of Calgary and a M.B.A. from the University of Chicago. He is also a Chartered Financial Analyst.

Robert C. Jones is the Head of Global Quantitative Equities group, which manages equity portfolios totaling $25 billion across a variety of investment styles and client types. Mr. Jones has been with Goldman Sachs since 1989 and with Goldman, Sachs & Co. since 1987. Prior to joining Goldman Sachs, Mr. Jones provided quantitative research for both a major investment banking firm and an options consulting firm. He received a B.A. from Brown University and a M.B.A. from the University of Michigan. He is also a Chartered Financial Analyst.

Victor H. Pinter is a Senior Quantitative Equity Portfolio Manager and has been with Goldman Sachs since 1989. Mr. Pinter manages the group that is responsible for risk control and portfolio construction of both domestic and international portfolios. Prior to joining Goldman Sachs, he was a project manager in the Information Technology department of Goldman Sachs & Co. From 1981 to 1985, he was a senior consultant at Chase Econometrics/Interactive Data Corp. He received a B.S. from Brooklyn College and a M.B.A. from New York University's Stern School of Business."

Please keep this Supplement with your Prospectus.